SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                               September 17, 2002

                        IMAGING TECHNOLOGIES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)

DELAWARE . . . . . . . .        0-12641                33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                    Identification No)

                            2111 Palomar Airport Road
                                    Suite 200
                           Carlsbad, California 92009
                    (Address of Principal Executive Offices)

                                 (858) 613-1300
              (Registrant's telephone number, including area code):

                             15175 Innovation Drive
                               San Diego, CA 92128
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     On August 23, 2002, the Registrant appointed Stonefield Josephson, Inc. ("SJI") as Imaging Technologies Corporation's ("ITEC," the "Registrant", or the "Company") independent auditors because the Company and its prior auditors, Merdinger, Fruchter, Rosen & Corso, PC ("MFRC") have mutually agreed that it was in the best interests of the Company to have auditors with offices closer to the Company's corporate offices.

     MFRC was appointed as ITEC auditors on April 22, 2002, Boros & Farrington, PC ("BF"). Since the appointment, MFRC has had staff changes, which directly effected services provided to ITEC.

     BF's audit report on the financial statements of the Company as of June 30, 2001 expressed its uncertainty as to the Company's ability to continue as a going concern. They cited recurring losses from operations, the Company's working capital deficiency, and limited cash resources. These circumstances were also present in the financial statements of the Company as of September 30, 2001, December 31, 2001, and March 31, 2002.

     The Registrant believes there were no disagreements with MFRC within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with regard to its services to the Registrant, which disagreements, if not resolved to their satisfaction, would have caused MFRC to make reference to the subject matter of the disagreements.

     During the fiscal year ended June 30, 1999, 2000, 2001, and through the present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be disclosed by that section. The Company has not consulted with any other independent auditors regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     On August 23, 2002, the Company engaged SJI as the Company's independent auditors for the year ended June 30, 2002, replacing the firm of MFRC. The change has been approved by the Company's audit committee.

     A letter of MFRC addressed to the Securities and Exchange Commission is to be filed with the SEC within ten (10) days of this report on Form 8-K. Such letter will state that such firm agrees with the statements made by the Company in this Item 4.

ITEM  5.  OTHER  EVENTS.

     Effective August 31, 2002, the Registrant's Senior Vice President and General Counsel, Philip J. Englund, resigned from the Company to pursue other interests.

     Thomas J. Beener was elected by the Board of Directors of the Registrant to serve as a Director effective September 1, 2002. Mr. Beener, an attorney, is also President and Chief Executive Officer of Greenland Corporation.

ITEM  7.  EXHIBITS.

(c)  Exhibits:

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September  17,  2002


IMAGING  TECHNOLOGIES  CORPORATION

By:  /s/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer